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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 8, 2002
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                        CONSUMER PORTFOLIO SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          CALIFORNIA                  001-14116                  33-0459135
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (949) 753-6800
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These statements relate to future events and therefore are inherently uncertain. Actual performance and results may differ materially from those projected or suggested due to certain risks and uncertainties, including acquisition and transition challenges, assimilation issues in the consolidation process, customer reaction to the acquisition, and operational and other risks relating to the combination of separate businesses. Additional information concerning certain other risks and uncertainties that could cause actual results to differ materially from those projected or suggested, is contained in Consumer Portfolio Services, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, which has been filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent the judgment of Consumer Portfolio Services, Inc. as of the date of this Current Report on Form 8-K and Consumer Portfolio Services, Inc. cautions against the placement of undue reliance on such statements.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 8, 2002, the registrant Consumer Portfolio Services, Inc. ("CPS") acquired MFN Financial Corporation, a Delaware corporation ("MFN") and its subsidiaries, by the merger (the "Merger") of CPS Mergersub, Inc., a Delaware corporation ("Mergersub") and a direct wholly-owned subsidiary of CPS, with and into MFN. The Merger took place pursuant to an Agreement and Plan of Merger, dated as of November 18, 2001 (the "Merger Agreement"), among CPS, Mergersub and MFN. In the Merger, MFN became a wholly-owned subsidiary of CPS. CPS thus acquired the assets of MFN, consisting principally of interests in motor vehicle installment sales finance contracts and the facilities for originating and servicing such contracts.

MFN, through its primary operating subsidiary, Mercury Finance Company, LLC, is in the business of purchasing motor vehicle installment sales finance contracts from automobile dealers, and securitizing and servicing such contracts. CPS intends to continue to use the assets acquired in the merger in the automobile finance business, but a portion of such assets will be disposed of, and the level of activity may change. In particular, CPS will cease to use such assets for the purchase of motor vehicle installment sales finance contracts, and may or may not recommence such use. Attached as Exhibits 99.1, 99.2 and 99.3, respectively, are copies of press releases relating to the Merger described in this Current Report on Form 8-K, which press releases are incorporated herein by reference.

At the closing of the Merger, each share of common stock, $.01 par value per share, of MFN, issued and outstanding immediately prior to the closing of the Merger, was cancelled and extinguished and automatically converted into and became a right to receive $10.00 per share in cash, pursuant to the Merger Agreement, upon surrender of the certificates that evidenced such shares. The total merger consideration payable to stockholders of MFN was approximately $99.9 million. The amount of such consideration was agreed to as the result of arms'-length negotiations between CPS and MFN. The recipients of the total merger consideration had no material relationship with CPS, its directors, its officers or any associates of such directors or officers, to the best of CPS'

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knowledge. Most of the acquisition financing was provided to CPS by Westdeutsche
Landesbank Girozentrale, New York Branch ("West LB"), and Levine Leichtman Capital Partners, Inc. ("LLCP"). CPS obtained acquisition financing from an affiliate of LLCP through its issuance and sale of certain senior secured notes to LLCP in the aggregate principal amount of $35 million. Copies of the principal LLCP financing agreements are filed as Exhibits 4.1 - 4.4 to this Current Report on Form 8-K. In addition, WestLB made available to CPS $60 million in cash pursuant to an escrow arrangement for use on the day of the Merger. On the closing date and upon the filing of the merger certificate and satisfaction of certain other conditions specified in the escrow arrangement, West LB was repaid with the existing cash from the combined company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

The audited consolidated balance sheets of MFN Financial Corporation and its subsidiaries ("MFN") as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 2001 and 2000 (Reorganized Company) and the nine-month period from April 1, 1999 through December 31, 1999, and of Mercury Finance Company (Predecessor Company) for the three-month period ended March 31, 1999, together with notes thereto and the report of Grant Thornton LLP, independent auditors, attached hereto as Exhibit 99.4, are incorporated herein by reference.

(b)      Pro Forma Financial Information.

The pro forma combined financial data attached hereto as Exhibit 99.5 are incorporated herein by reference.

(c)      Exhibits.

The following are filed as exhibits to this current report:

NO.               DESCRIPTION
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Exhibit 2.1       Agreement and Plan of Merger, dated as of November 18,
                  2001, by and among the Registrant, CPS Mergersub, Inc. and MFN Financial Corporation. (Incorporated by reference to
                  Exhibit 2.1 to the Current Report on Form 8-K of MFN
                  Financial Corporation filed on November 19, 2001).
Exhibit 4.1       Second Amended and Restated Securities Purchase
                  Agreement, dated as of March 8, 2002, by and between Levine
                  Leichtman Capital Partners II, L.P. and the Registrant.
                  (previously filed as an exhibit to this current report on Form 8-K.)

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NO.               DESCRIPTION
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Exhibit 4.2       Secured Senior Note due February 28, 2003 issued by the
                  Registrant to Levine Leichtman Capital Partners II, L.P. (previously filed as an exhibit to this current report on Form 8-K.)
Exhibit 4.3       Second Amended and Restated Secured Senior Note due
                  November 30, 2003 issued by the Registrant to Levine
                  Leichtman Capital Partners II, L.P. (previously filed as an exhibit to this current report on Form 8-K.)
Exhibit 4.4       12.00% Secured Senior Note due 2008 issued by the
                  Registrant to Levine Leichtman Capital Partners II, L.P. (previously filed as an exhibit to this current report on Form 8-K.)
Exhibit 4.5 Sale and Servicing Agreement, dated as of March 1, 2002, among the Registrant, CPS Auto Receivables Trust 2002-A, CPS Receivables Corp., Systems & Services Technologies, Inc. and Bank One Trust Company, N.A. (previously filed as an exhibit to this current report on Form 8-K.)
Exhibit 4.6 Indenture, dated as of March 1, 2002, between CPS Auto Receivables Trust 2002-A and Bank One Trust Company, N.A. (previously filed as an exhibit to this current report on Form 8-K.)
Exhibit 4.7 Sale and Servicing Agreement among MFN Auto Receivables Trust 2002-A, MFN Securitization LLC, Mercury Finance Company LLC, MFN Financial Corporation, Bank One Trust Company, N.A., and Systems & Services Technologies, Inc., dated as of March 1, 2002.
Exhibit 23.1      Consent of Grant Thornton LLP
Exhibit 99.1 Press Release dated November 19, 2001. (incorporated by reference to Exhibit 99.1 to the report on Form 8-K of MFN Financial Corporation dated as of and filed on November 19, 2001.)
Exhibit 99.2 Press Release dated November 19, 2001. (incorporated by reference to Exhibit 99.2 to the report on Form 8-K of MFN Financial Corporation dated as of and filed on November 19, 2001.)
Exhibit 99.3 Press Release dated March 12, 2002. (previously filed as an exhibit to this current report on Form 8-K.)
Exhibit 99.4 Financial statements of MFN Financial Corporation and its subsidiaries
Exhibit 99.5 Pro forma combined financial data of Consumer Portfolio Services, Inc. and its subsidiaries

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSUMER PORTFOLIO SERVICES, INC.


                                    By:  /s/  DAVID N. KENNEALLY
                                    David N. Kenneally
                                    Sr. Vice President & Chief Financial Officer

Dated:  May 22, 2002

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